                                                                  EXECUTION COPY

                        RECONSTITUTED SERVICING AGREEMENT

      THIS RECONSTITUTED SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of April, 2005, by and among LEHMAN BROTHERS HOLDINGS, INC., a Delaware corporation ("LBH"), CITIMORTGAGE, INC. (the "Servicer"), AURORA LOAN SERVICES LLC, as master servicer (the "Master Servicer"), and acknowledged by JPMORGAN CHASE BANK, N.A., as trustee (the "Trustee"), recites and provides as follows:

                                    RECITALS

      WHEREAS, certain residential fixed rate mortgage loans identified on the Mortgage Loan Schedule annexed as Schedule I hereto (the "Mortgage Loans") were purchased by Lehman Brothers Bank, FSB (the "Bank") from the Servicer and are currently being serviced by the Servicer for the Bank pursuant to a Mortgage Loan Purchase and Servicing Agreement, dated and effective as of May 1, 2004 (the "Flow Agreement"), a copy of which is attached as Exhibit B hereto;

      WHEREAS, on or prior to the Closing Date (as defined herein), the Bank and LBH will enter into an Assignment and Assumption Agreement, dated as of April 1, 2005 (the "Assignment and Assumption Agreement"), pursuant to which the Bank will assign all of its rights, title and interest in and to the Mortgage Loans to LBH and LBH will assume all of the rights and obligations of the Bank under the Flow Agreement to the extent that the Flow Agreement relates to the Mortgage Loans;

      WHEREAS, on the Closing Date, pursuant to a Pass-Through Transfer (as defined in the Flow Agreement), LBH will convey the Mortgage Loans to Structured Asset Securities Corporation ("SASCO"), a Delaware special purpose corporation (the "Depositor") which in turn will convey the Mortgage Loans to the Trustee pursuant to a Trust Agreement, dated as of April 1, 2005 (the "Trust Agreement"), among the Trustee, the Depositor and the Master Servicer;

      WHEREAS, from and after the Closing Date, the Seller and the Trustee desire that the Servicer continue to service the Mortgage Loans, and the Servicer has agreed to do so, subject to the provisions of the Flow Agreement, as modified by this Agreement, and the parties hereto acknowledge and agree that this Agreement shall be treated as a Reconstitution Agreement in connection with a Pass-Through Transfer within the meaning of the Flow Agreement, which shall govern the Mortgage Loans for so long as such Mortgage Loans remain subject to the provisions of the Trust Agreement;

      WHEREAS, the parties hereto acknowledge and agree that the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Mortgage Loans on behalf of the Trustee, and shall have the right to terminate the rights and obligations of the Servicer upon the occurrence and continuance of an Event of Default under Section 14.01 of the Flow Agreement;

      NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                    AGREEMENT

      1. Servicing. The Servicer agrees, with respect to the Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the Flow Agreement, except as otherwise modified on Exhibit A hereto, and that the provisions of the Flow Agreement, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

      2. Trust Cut-off Date. The parties hereto acknowledge that by operation of Section 11.01 of the Flow Agreement, the remittance of principal and interest collections on the Mortgage Loans to be made on the May 18, 2005 Remittance Date to the Master Servicer for the benefit of the trust fund (the "Trust Fund") created under the Trust Agreement is to include principal collections due after April 1, 2005 (the "Trust Cut-off Date"), plus interest at the Mortgage Loan Remittance Rate collected during the related Due Period, exclusive of any portion thereof allocable to a period prior to the Trust Cut-off Date, with the adjustments specified in clauses (a), (b), (c) and (d) of Section 11.01 of the Flow Agreement.

      3. Master Servicing; Termination of Servicer. The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Mortgage Loans in accordance with the provisions of this Agreement. The Master Servicer, acting on behalf of the Trustee and the Trust Fund, shall have the same rights as the Purchaser under the Flow Agreement to enforce the obligations of the Servicer under the Flow Agreement and the term "Purchaser" as used in the Flow Agreement in connection with any rights of the Purchaser shall refer to the Master Servicer, except as otherwise specified in Exhibit A hereto. The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this Agreement, as provided in
Article XIV (Default) of the Flow Agreement. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer be required to assume any of obligations of the Seller under the Flow Agreement; and, in connection with the performance of the Master Servicer's duties hereunder, the parties and other signatories hereto agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master Servicer under the Trust Agreement.

      4. Notices. All notices, consents, certificates or reports (collectively "written information") required to be delivered hereunder between or among the parties hereto shall be in writing, may be in the form of facsimile or electronic transmission, and shall be deemed received or given when personally delivered or mailed, postage prepaid, at the address of the recipient of such written information specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be delivered.

      All written information required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

                        Aurora Loan Services LLC
                        2530 South Parker Road
                        Suite 601
                        Aurora, Colorado
                        Attn: E. Todd Whittemore (SARM 2005-5)
                        Telephone: (303) 632-3422
                        Facsimile: (303) 632-4287

      All remittances required to be made to the Master Servicer under this Agreement shall be on a scheduled/scheduled basis and made to the following wire account:

                        JPMorgan Chase Bank
                        New York, New York
                        ABA#: 021-000-021
                        Account Name:  Aurora Loan Services LLC
                        Master Servicing Payment Clearance Account
                        Account Number: 666-611059
                        Beneficiary: Aurora Loan Services LLC
                        For further credit to: SARM 2005-5

      All written information required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

                  JPMorgan Chase Bank, N.A.
                  4 New York Plaza, 6th Floor
                  New York, New York 10004
                  Attention: Institutional Services/Global Debt - SARM 2005-5
                  Telephone: (212) 623-5600
                  Facsimile: (212) 623-5858

      All written information required to be delivered to LBH hereunder shall be delivered to LBH at the following address:

                        Lehman Brothers Holdings Inc.
                        745 7th Avenue, 7th Floor
                        New York, NY 10019
                        Attention: Manager, Contract Finance (SARM 2005-5)
                        Telephone: (212) 526-7000
                        Facsimile: (212) 526-8950

                        With a copy to:
                        Dechert, LLP
                        1717 Arch Street
                        Philadelphia, PA 19103
                        Attention:  Steven J. Molitor, Esq.

      All written information required to be delivered to the Servicer hereunder shall be delivered to the Servicer at the following address:

Servicer at the following address:

                        CitiMortgage, Inc.
                        1000 Technology Drive
                        MS74
                        O'Fallon, Missouri 63304
                        Attention: Capital Markets

                        (with a copy to Investor Reporting Department, MS314)

      5. Acknowledgement. The Servicer hereby acknowledges that the rights and obligations of the Bank under the Flow Agreement will be assigned to the LBH on the Closing Date pursuant to the Assignment and Assumption Agreement; that such rights and obligations, as modified by this Agreement will, in turn, be re-assigned by the LBH to SASCO pursuant to a mortgage loan sale and assignment agreement between LBH and SASCO (the "Mortgage Loan Sale and Assignment Agreement"); and that such rights and obligations will simultaneously be re-assigned by SASCO to the Trustee pursuant to the Trust Agreement. The Servicer agrees that the Assignment and Assumption Agreement, the Mortgage Loan Sale and Assignment Agreement and the Trust Agreement will each constitute a valid assignment of the rights and obligations of the Bank under the Flow Agreement to the Seller, by the Seller to SASCO, and by SASCO to the Trust Fund, respectively. In addition, the Trust Fund will make a REMIC election. The Servicer hereby consents to each such assignment and assumption and acknowledges the Trust Fund's REMIC election.

      6. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS
LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      7. Amendments. Any amendment to this Agreement, including the modifications to the Flow Agreement made by Exhibit A hereto, shall require a written agreement of LBH and the Servicer and the prior written consent of the Master Servicer and the Trustee. The party requesting such Amendment shall, at its own expense, provide the Trustee and the Master Servicer with an Opinion of Counsel that such amendment is permitted under the terms of this Agreement and such amendment will not materially adversely affect the interests of Certificateholders in the Mortgage Loans.

      8. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

      9. Reconstitution. The Seller and the Servicer agree that this Agreement is a reconstituted agreement executed in connection with a "Pass-Through Transfer," and that the date hereof is the "Reconstitution Date," each as defined in the Flow Agreement.

      Executed as of the day and year first above written.


                                        LEHMAN BROTHERS HOLDINGS INC.,
                                             as Seller


                                        By: ____________________________________
                                             Name:  Ellen Kiernan
                                             Title: Authorized Signatory


                                        CITIMORTGAGE, INC.,
                                               as Servicer


                                        By: ____________________________________

                                             Name:
                                             Title:


                                        AURORA LOAN SERVICES LLC,
                                               as Master Servicer


                                        By: ____________________________________
                                             Name:  E. Todd Whittemore
                                             Title: Executive Vice President


Acknowledged By:

JPMORGAN CHASE BANK, N.A.,
   as Trustee


By: ____________________________________
    Name:
    Title:

                                    EXHIBIT A

                       MODIFICATIONS TO THE FLOW AGREEMENT

1. The definition of "Business Day" in Article I is hereby amended as follows:

      (i)   by restating clause (ii) of such definition to read as follows:

            (ii) a day on which banks and savings and loan institutions in the State of Missouri, the State of Maryland, the State of Minnesota, the State of Colorado, the State of Illinois or the State of New York are authorized or obligated by law or executive order to be closed.

      (ii)  by adding a new paragraph below clause (ii) as follows:

                  Where any reference is made to more than one Business Day, such reference, except as otherwise expressly provided, shall mean consecutive Business Days.

2. A new definition of "Certificate" is added to Article I to appear immediately after the definition of "Citibank", to read as follows:

            Certificate: Any of the mortgage pass-through certificates to be issued by the Trust Fund on the Closing Date.

3. The definition of "Custodial Agreement" in Article I is hereby amended in its entirety to read as follows:

            Custodial Agreement: The custodial agreement relating to the custody of the Mortgage Loans, between the Custodian and the Trustee, as acknowledged by the Seller, the Depositor, the Master Servicer and the Servicer, dated as of April 1, 2005.

4. The definition of "Custodian" in Article I is hereby amended in its entirety to read as follows:

            Custodian: U.S. Bank National Association or LaSalle Bank National Association, as applicable, and their respective successors and assigns or any successors to the Custodians under the Custodial Agreements as provided therein.

5. The definition of "Closing Date" in Article I is hereby amended and restated to read as follows:

            Closing Date: April 29, 2005.

6. The definition of "Cut-off Date" in Article I is hereby amended and restated to read as follows:

            Cut-off Date: April 1, 2005.

7. The definition of "Determination Date" in Article I is hereby amended to replace each reference therein to the "sixteenth (16th) day" with the "fifteenth (15th) day".

8. The definition of "Mortgage Interest Rate" in Article I is hereby amended by adding the phrase "net of any Relief Act Reduction" after the word "note" and before the period in such definition.

9. A new definition of "Relief Act Reduction" is hereby added to Article I immediately following the definition of "Refinanced Mortgage Loan" to read as follows:

            Relief Act Reduction: With respect to any Mortgage Loan as to which there has been a reduction in the amount of the interest collectible thereon as a result of the application of the Servicemembers Relief Act, as amended, any amount by which interest collectible on such Mortgage Loan for the Due Date in the related Due Period is less than the interest accrued thereon for the applicable one-month period at the Mortgage Interest Rate without giving effect to such reduction.

10. The definition of "Servicing Fee" in Article I is hereby amended by replacing the word "Purchaser" with "Trust Fund" in each instance it appears therein.

11. Section 10.07 (Liquidation of Mortgage Loans) is hereby amended by restating the penultimate sentence of the second paragraph to read as follows:

            "The cost for such inspection or review shall be borne by the Trust Fund".

12. Section 10.09 (Establishment of Custodial Account; Deposits in Custodial Account) is hereby amended as follows:

      (i) by replacing the words "[name of Seller] in trust for Purchaser and various Mortgagors - Fixed Rate Mortgage Loans" in the fourth and fifth lines of the first sentence of the first paragraph with the words "in trust for the Trustee for the SARM 2005-5 Trust;"

13. Section 10.14 (Transfer of Accounts) is hereby amended by replacing the reference to "Purchaser" in the third sentence thereof with the "Trust Fund."

14. Section 10.17 (Title, Management and Disposition of REO Property) is hereby amended as follows:

      (i) by replacing the reference to "Purchaser" in the second and third lines of the first paragraph with "Trustee for the benefit of the Trust Fund"; in the seventh line thereof with "Trust Fund"; and in the eighth and ninth line thereof with "Trustee;"

      (ii) by replacing the reference to "Purchaser" in each place it appears in the second paragraph thereof with "the Trustee on behalf of the Trust Fund;"

      (iii) by amending and restating the second sentence of the sixth paragraph as follows:

            "Upon the request of the Master Servicer, and at the Trust Fund's expense, the Servicer shall cause an appraisal of the REO Property to be performed for the Trust Fund";

      (iv) by replacing the reference to "Purchaser" in the last line of the sixth paragraph to "Master Servicer for deposit into the collection account established for the Trust Fund."

15.   Section 10.20 (Maintenance of PMI Policy; Claims) is hereby amended by:

      (i) replacing the reference to "Purchaser" in the first sentence of the first paragraph thereof with "Trust Fund"; and

      (ii) replacing the reference to "Purchaser" in the second paragraph thereof to "Trust Fund."

16.   Section 11.01(Distributions) is hereby amended by:

      (i) replacing the words "to the account in writing by Purchaser of record on the preceding Record Date" in the first sentence of the first paragraph with "to the Account specified by the Master Servicer in Section 4 of this Reconstituted Servicing Agreement."

17. Section 11.02 (Statements to Purchaser) is hereby deleted in its entirety and replaced with the following:

            Section 5.02 Statements to Master Servicer.

                  The Servicer shall deliver or cause to be delivered to the
            Master Servicer executed copies of the custodial and escrow account letter agreements pursuant to Sections 4.04 and 4.06 within 30 days of the Closing Date.

                  Not later than the tenth calendar day of each month, the
            Servicer shall furnish to the Master Servicer an electronic file providing loan level accounting data for the period ending on the last Business Day of the preceding month in the format mutually agreed to between the Servicer and the Master Servicer. The information required by Exhibit C-1 is limited to that which is readily available to the Servicer and is mutually agreed to by the Servicer and Master Servicer.

                  In addition, within a reasonable period of time after the end of each calendar year, the Servicer shall provide the Master Servicer with a report providing data on an annual aggregate basis concerning the Mortgage Loans as is necessary for the Trustee to prepare the Trust Fund's federal income tax return as the Trustee may reasonably request from time to time.

18. Section 12.04 (Annual Statement as to Compliance) is hereby amended as follows:

      (a) by replacing the reference to "Purchaser" therein with "Master Servicer" and

      (b) by adding the words, "in the form of Exhibit M attached to the Flow Agreement" after the word "Certificate" in the second line thereto:

19. Section 6.05 (Annual Independent Public Accountants' Servicing Report) is hereby amended by replacing the reference to "Purchaser" therein with the words "Master Servicer".

20. Section 13.01 (Indemnification; Third Party Claims) is hereby amended to replace the reference to "Purchaser" each time it appears therein with "Trust Fund".

21.   Section 13.04 (Seller Not to Resign) is hereby amended as follows:

      (i) by replacing each reference to "Purchaser" with "Master Servicer and the Trustee;"

22. Section 14.02 (Waiver of Defaults) is hereby amended by replacing the reference to "Purchaser" in the first line thereof with "Master Servicer with the prior written consent of the Trustee."

23.   Section 15.01 (Termination) is hereby amended as follows:

      (i) by deleting clause (b) thereof in its entirety and replacing it with the following:

            (ii) mutual consent of the Servicer and the Trustee in writing, provided such termination is also acceptable to the Master Servicer and the Rating Agencies.

24.   Section 15.02 (Termination Without Cause) is hereby amended as follows:

      (i) by deleting the first paragraph thereof and replacing it with the following:

                  Upon 30 days' prior notice, in writing and delivered to the
            Trustee, the Master Servicer and the Servicer by registered mail as provided in Section 16.06, LBH may terminate the rights and obligations of the Servicer under this Agreement without cause. The Master Servicer or the Trustee shall have no right to terminate the Servicer pursuant to the foregoing sentences of this Section 15.02. In connection with any such termination pursuant to this Section 15.02, LBH will be responsible for (i) payment of any Termination Fees due to the terminated Servicer and (ii) reimbursing the Servicer for all unreimbursed Servicing Advances, Monthly Advances, Servicing Fees and other reasonable or necessary out-of-pocket costs associated with any such servicing transfer at the time of such termination without any right of reimbursement to LBH from the Trust Fund; and

25.   Section 16.01 (Successor to Seller) is hereby amended as follows:

      (i) by replacing the words "Prior to" with "Upon" in the first line of the first paragraph thereof;

      (ii) by adding the words ", in accordance with the Trust Agreement," after the word "shall" in the second line of the first paragraph thereof;

      (iii) by adding the following new sentences immediately following the first sentence of the first paragraph thereof to read as follows:

                  Prior to termination of the Servicer's responsibilities,
            rights, duties and obligations under this Agreement pursuant to
            Section 15.02, LBH shall appoint a successor which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement. Any successor to the Servicer shall be a Freddie Mac- or Fannie Mae-approved servicer and shall be subject to the approval of the Master Servicer and each Rating Agency, as evidenced by a letter from such Rating Agency delivered to the Trustee and the NIMS Insurer that the transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates.

      (iv) by adding the following two paragraphs after the fourth paragraph thereof:

                  In the event the Servicer is terminated pursuant to Section
            15.02, LBH shall be responsible for payment without reimbursement from the Trust Fund for any out-of-pocket costs incurred by the Servicer and the Master Servicer in connection with the transfer of the Mortgage Loans to a successor servicer.

                  Except as otherwise provided in the Agreement, all reasonable costs and expenses incurred in connection with any transfer of servicing hereunder (as a result of termination for cause or resignation of the Servicer), including, without limitation, the costs and expenses of the Master Servicer or any other Person in appointing a successor servicer, or of the Master Servicer in assuming the responsibilities of the Servicer hereunder, or of transferring the servicing files and the other necessary data, including the completion, correction or manipulation of such servicing data as may be required to correct any errors or insufficiencies in the servicing data, to the successor servicer shall be paid by the terminated or resigning Servicer from its own funds without reimbursement.

                                    Exhibit B

               Flow Mortgage Loan Purchase and Servicing Agreement
                     (Dated and effective as of May 1, 2004)

                                See Exhibit 99.8

                                   EXHIBIT C-1

                        FORM OF MONTHLY REMITTANCE ADVICE

FIELD NAME             DESCRIPTION                                                    FORMAT
----------             -----------                                                    ------
INVNUM                 INVESTOR LOAN NUMBER                                           Number no decimals
SERVNUM                SERVICER LOAN NUMBER, REQUIRED                                 Number no decimals
BEGSCHEDBAL            BEGINNING SCHEDULED BALANCE FOR SCHED/SCHED                    Number two decimals
                       BEGINNING TRAIL BALANCE FOR ACTUAL/ACTUAL,
                       REQUIRED
SCHEDPRIN              SCHEDULED PRINCIPAL AMOUNT FOR SCHEDULED/SCHEDULED             Number two decimals
                       ACTUAL PRINCIPAL COLLECTED FOR ACTUAL/ACTUAL,
                       REQUIRED, .00 IF NO COLLECTIONS
CURT1                  CURTAILMENT 1 AMOUNT, .00 IF NOT APPLICABLE                    Number two decimals
CURT1DATE              CURTAILMENT 1 DATE, BLANK IF NOT APPLICABLE                    DD-MMM-YY
CURT1ADJ               CURTAILMENT 1 ADJUSTMENT, .00 IF NOT APPLICABLE                Number two decimals
CURT2                  CURTAILMENT 2 AMOUNT, .00 IF NOT APPLICABLE                    Number two decimals
CURT2DATE              CURTAILMENT 2 DATE, BLANK IF NOT APPLICABLE                    DD-MMM-YY
CURT2ADJ               CURTAILMENT 2 ADJUSTMENT, .00 IF NOT APPLICABLE                Number two decimals
LIQPRIN                PAYOFF, LIQUIDATION PRINCIPAL, .00 IF NOT APPLICABLE           Number two decimals
OTHPRIN                OTHER PRINCIPAL, .00 IF NOT APPLICABLE                         Number two decimals
PRINREMIT              TOTAL PRINCIPAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE       Number two decimals
INTREMIT               NET INTEREST REMIT, INCLUDE PAYOFF INTEREST,                   Number two decimals
                       .00 IF NOT APPLICABLE
TOTREMIT               TOTAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE                 Number two decimals
ENDSCHEDBAL            ENDING SCHEDULED BALANCE FOR SCHEDULED/SCHEDULED               Number two decimals
                       ENDING TRIAL BALANCE FOR ACTUAL/ACTUAL
                       .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDACTBAL              ENDING TRIAL BALANCE                                           Number two decimals
                       .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDDUEDATE             ENDING ACTUAL DUE DATE, NOT LAST PAID INSTALLMENT              DD-MMM-YY
ACTCODE                60 IF PAIDOFF, BLANK IF NOT APPLICABLE                         Number no decimals
ACTDATE                ACTUAL PAYOFF DATE, BLANK IF NOT APPLICABLE                    DD-MMM-YY
INTRATE                INTEREST RATE, REQUIRED                                        Number seven decimals
                                                                                      Example .0700000 for 7.00%
SFRATE                 SERVICE FEE RATE, REQUIRED                                     Number seven decimals
                                                                                      Example .0025000 for .25%
PTRATE                 PASS THRU RATE, REQUIRED                                       Number seven decimals

                                      C-1-1

PIPMT                  P&I CONSTANT, REQUIRED                                         Example .0675000 for 6.75%
                       .00 IF PAIDOFF                                                 Number two decimals


                                      C-1-2

                                   Schedule I

                           Schedule of Mortgage Loans


                             [INTENTIONALLY OMITTED]


                                    Sch. I-1